UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2023

CBRE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32205	94-3391143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 McKinney Avenue
Suite 1250 Dallas, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

(214) 979-6100

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	“CBRE”	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company, as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Current Report on Form 8-K is filed by CBRE Group, Inc., a Delaware corporation (the “Company”), in connection with the matters described herein.

Item 1.01	Entry into a Material Definitive Agreement

On June 23, 2023, CBRE Services, Inc. (“Services”), a Delaware corporation and wholly-owned subsidiary of the Company, issued $1.0 billion in aggregate principal amount of 5.950% Senior Notes due 2034 (the “Notes”) guaranteed on a full and unconditional basis by the Company. The Notes are governed by an Indenture, dated as of March 14, 2013 (the “Base Indenture”), among Services, the Company, certain of Services’ subsidiaries and Computershare Trust Company, National Association, as successor to Wells Fargo Bank, National Association, as trustee (the “Trustee”), as amended and supplemented by the Eighth Supplemental Indenture entered into among Services, the Company and the Trustee on June 23, 2023 (the “Eighth Supplemental Indenture” and together with the Base Indenture, the “Indenture”).

The Notes were sold pursuant to an underwriting agreement, dated as of June 20, 2023 (the “Underwriting Agreement”), among Services, the Company and Wells Fargo Securities, LLC, BofA Securities, Inc., HSBC Securities (USA) Inc. and Scotia Capital (USA) Inc. on behalf of the several underwriters listed in Schedule A thereto. The Company intends to use the proceeds from this offering for general corporate purposes, including repayment of any loans outstanding from time to time under its revolving credit facility. The Notes were offered pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-251514) filed with the Securities and Exchange Commission (the “SEC”), as supplemented by the prospectus supplement, dated June 20, 2023. The foregoing description is not complete and is qualified in its entirety by reference to the text of the Underwriting Agreement attached as Exhibit 1.1 hereto.

The Notes will mature on August 15, 2034 and bear interest at a rate of 5.950% per annum, payable semi-annually in arrears on February 15 and August 15 of each year, beginning on February 15, 2024.

As of June 23, 2023 (the “Issue Date”), the Notes are fully and unconditionally guaranteed on a senior unsecured basis by the Company. After the Issue Date, certain of the Services’ subsidiaries will be required to fully and unconditionally guarantee the Notes on a senior unsecured basis if such subsidiaries guarantee other of Services’ indebtedness above a specified amount. The guarantees by each guarantor of the Notes will rank equal in right of payment with all existing and future senior indebtedness of such guarantor.

The Notes are senior unsecured obligations of Services. The Notes rank equal in right of payment with Services’ existing and future senior indebtedness and senior in right of payment to any of Services’ future subordinated indebtedness. The Notes and related guarantees will be effectively subordinated to all of Services’ and such guarantors’ secured debt (if any) to the extent of the value of the assets securing such.

The Indenture contains covenants that limit Services’ ability and the ability of certain of Services’ subsidiaries to (i) create certain liens, (ii) enter into sale/leaseback transactions and (iii) enter into mergers or consolidations. These covenants are subject to a number of important qualifications and exceptions contained in the Indenture.

Events of default under the Indenture include, among others, the following (subject in certain cases to grace and cure periods): nonpayment, breach of covenants in the Indenture, default of payment of principal at final maturity and cessation of the guarantees.

The foregoing description is not complete and is qualified in its entirety by reference to the complete text of the Underwriting Agreement and Indenture.

The underwriters, and their affiliates have in the past provided and from time to time in the future may provide the Company and its affiliates with certain commercial banking, financial advisory, investment banking and other services in the ordinary course of business, for which they have received and may receive customary payments of interest, fees and commissions.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following documents are attached as exhibits to this Current Report on Form 8-K:

Exhibit No.	Exhibit Description

1.1	Underwriting Agreement, dated as of June 20, 2023, among CBRE Group, Inc., CBRE Services, Inc. and Wells Fargo Securities, LLC, BofA Securities, Inc., HSBC Securities (USA) Inc. and Scotia Capital (USA) Inc., for themselves and on behalf of the several underwriters listed therein

4.1	Indenture, dated as of March 14, 2013, among CBRE Group, Inc., CBRE Services, Inc., certain subsidiaries of CBRE Services, Inc. named therein and Wells Fargo Bank, National Association, as trustee (incorporated herein by reference from Exhibit 4.4(a) to the Form 10-Q filed by CBRE Group, Inc. on May 10, 2013 (File No. 001-32205))

4.2	Eighth Supplemental Indenture, dated as of June 23, 2023, among CBRE Group, Inc., CBRE Services, Inc. and Computershare Trust Company, National Association, as successor to Wells Fargo Bank, National Association, as trustee, for the issuance of 5.950% Senior Notes due 2034, including the Form of 5.950% Senior Notes due 2034

5.1	Legal Opinion of Simpson Thacher & Bartlett LLP

23.1	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5.1 hereto)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995: This current report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, but are not limited to, statements related to the use of proceeds from the offering of the Notes and future transactions between the Company and its affiliates and the underwriters and their respective affiliates. These forward-looking statements involve known and unknown risks, uncertainties and other factors discussed in the Company’s filings with the SEC. Any forward-looking statements speak only as of the date of this current report and, except to the extent required by applicable securities laws, the Company expressly disclaims any obligation to update or revise any of them to reflect actual results, any changes in expectations or any change in events. If the Company does update one or more forward-looking statements, no inference should be drawn that it will make additional updates with respect to those or other forward-looking statements. For additional information concerning risks, uncertainties and other factors that may cause actual results to differ from those anticipated in the forward-looking statements, and risks to the Company’s business in general, please refer to its SEC filings, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2023.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 23, 2023	CBRE GROUP, INC.

	By:	/s/ EMMA E. GIAMARTINO
Emma E. Giamartino
Chief Financial Officer